U.S. Securities and Exchange Commission

Washington, D.C. 20549

____________________

Form 8-k

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 15, 2013

____________________

Commission File No. 333-123465

____________________

Universal Bioenergy, Inc.

(Exact name of small business issuer as specified in its charter)

Nevada	20-1770378
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

19800 Mac Arthur Blvd., Ste. 300

Irvine, CA 92612

(Address of principal executive offices)

(949) 559-5017

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  As used in this report, the terms "we", "us", "our", "our company" “Universal” refer to Universal Bioenergy, Inc., a Nevada corporation.

(1)

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Section 5. Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The present fiscal year for the Company presently extends from January 1, and ends on December 31.

On July 15, 2013, the Board of Directors of the Company approved modifying the Company’s fiscal year from a period that ends on December 31, to a period that shall end on June 30, (the “Fiscal Year Change”). The Board also approved that the current fiscal year that commenced as of January 1, 2013, shall terminate as of the end of June 30, 2013.

This modification was made based on “Article X” of the Company’s Articles of Incorporation, which states, “The Board of Directors shall also have the power to alter, amend or repeal the Bylaws, or to adopt new Bylaws”; and pursuant to the Company’s new Bylaws, approved by the Company on May 25, 2010, which grants the Board of Directors the right and authority to change the fiscal year pursuant to “Section 7.2”, “Fiscal Year”, which states, “The fiscal year of the Corporation shall be determined, and may be changed, by resolution of the Board”.

The Board of Directors of the Company approved and confirmed that the Company will file its Annual Report on Form 10-K for the twelve months period ended on June 30, 2013, in accordance with the change to its new fiscal year ending on June 30. All periodic quarterly reports on Form 10-Q will follow according to the new June 30 fiscal year end schedule.

The Board of Directors determined it was in the best interests of the Company to change its fiscal year to improve its management and operations efficiency to reflect its expanding operations.

Item 9.01 Financial Statements and Exhibits.

(d) None

(2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Bioenergy, Inc.
Date: August 6, 2013	By:	/s/ Vince M. Guest

Vince M. Guest President and Chief Executive Officer